Exhibit 99

February 5, 2010


Dear Shareholder:

We want to report that Peoples Bancorporation recorded net earnings for the fourth quarter of 2009 of $62,000, compared to a loss of $2,897,000 for the fourth quarter of 2008. For all of 2009, the Company recorded net earnings of $320,000 compared to a loss of $8,376,000 for all of 2008. We are encouraged by our operating results for the fourth quarter of 2009 and by the fact that we recorded profitable operations for three out of the four quarters in 2009.

As reported to you in our last communication, Management had determined it to be appropriate to continue to make significant provisions for loan losses during 2009. This continued in the fourth quarter as the Company recorded additional provisions of $1,350,000 for the quarter bringing the total provisions for loan losses for all of 2009 to $4,958,000, compared to $13,820,000 for all of 2008. More detailed information about our 2009 performance and operations will be contained in our Annual Report to Shareholders which will be sent to you in April of this year; and in our Annual Report on Form 10-K which will be filed with the Securities and Exchange Commission no later than March 31, 2010.

Although we believe there are some bright signs appearing in the economy, there are still many issues yet to be resolved. The historically high unemployment rate, the slow rate of consumer spending and the suffering real estate market, all continue to plague our economy and nearly all financial institutions both, large and small.

Our Company continues to maintain capital well in excess of levels required by its regulators. As we enter 2010, we continue to focus on strengthening our balance sheet and increasing core deposits, making loans, providing for loan losses as needed, controlling expenses, and looking for opportunities to increase our revenues.


Sincerely,


R. Riggie Ridgeway                          L. Andrew Westbrook, III
Chief Executive Officer                     President & Chief Operating Officer

                          PEOPLES BANCORPORATION, INC.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                                   (Unaudited)
                (Amounts in thousands except share information)

                                                                                         Three Months Ended December 31,
                                                                                         -------------------------------
Income Statement                                                                   2009                  2008               Change
----------------                                                                   ----                  ----               ------
  Net interest income ...............................................           $   4,863              $  3,776             28.79%
  Provision for loan losses .........................................               1,350                 4,935            -72.64%
  Other income ......................................................                 940                   881              6.70%
  Other expense .....................................................               4,573                 4,436              3.09%
                                                                                ---------              --------
  Loss before income taxes ..........................................                (120)               (4,714)           -97.45%
  Benefit for income taxes ..........................................                (182)               (1,817)           -89.98%
                                                                                ---------              --------
  Net income (loss) .................................................           $      62              ( $2,897)          -102.14%
                                                                                =========              ========
  Dividends paid or accumulated on preferred stock ..................                 172                     -            100.00%

  Net amortization of preferred stock ...............................                  33                     -            100.00%
                                                                                ---------              --------
  Net loss available to common shareholders .........................           $    (143)            $  (2,897)           -95.06%
                                                                                =========              ========
  Return on average assets (1) (2) ..................................                0.04%                -2.12%
  Return on average common equity (1) (3) ...........................               -1.35                -27.57%

Net loss per common share
  Basic .............................................................               (0.02)                (0.41)
  Diluted ...........................................................               (0.02)                (0.41)

                                                                                          Twelve Months Ended December 31,
                                                                                          --------------------------------
Income Statement                                                                     2009                 2008             Change
----------------                                                                     ----                 ----             ------
 Net interest income ..................................................           $ 17,895             $ 16,634              7.58%
 Provision for loan losses ............................................              4,958               13,820            -64.12%
 Other income .........................................................              3,980                  732            443.72%
 Other expense ........................................................             17,286               17,106              1.05%
                                                                                  --------             --------
 Loss before income taxes .............................................               (369)             (13,560)           -97.28%
 Benefit for income taxes .............................................               (689)              (5,184)           -86.71%
                                                                                  --------             --------
 Net income (loss) ....................................................           $    320             $ (8,376)          -103.82%
                                                                                  ========             ========
 Dividends paid or accumulated on preferred stock .....................                385                    -            100.00%
 Net amortization of preferred stock ..................................                 73                    -            100.00%
                                                                                  --------             --------
 Net loss available to common shareholders ............................           $   (138)            $ (8,376)           -98.35%
                                                                                  ========             ========

  Return on average assets (1)(2) .....................................               0.06%               -1.51%
  Return on average common equity (1)(3) ..............................              -0.33%              -17.83%

Net loss per common share
    Basic .............................................................           $  (0.02)            $  (1.19)
    Diluted ...........................................................           $  (0.02)            $  (1.19)

                                                                                               As of December 31,
                                                                                               ------------------
Balance Sheet                                                                  2009                    2008                Change
-------------                                                                  ----                    ----                ------
Total assets ................................................                $556,601                $559,875               -0.58%
Gross loans .................................................                 373,574                 398,711               -6.30%
Allowance for loan losses ...................................                   7,431                   9,217              -19.38%
Loans, net ..................................................                 366,143                 389,494               -6.00%
Securities ..................................................                 116,213                 112,247                3.53%
Total earning assets ........................................                 504,799                 520,908               -3.09%
Total deposits ..............................................                 484,996                 445,369                8.90%
Shareholders' equity ........................................                  54,443                  41,512               31.15%
Book value per share ........................................                    5.96                    5.87                1.53%

(1)  Annualized
(2) Return on average assets is calculated as net income (loss) divided by average assets.
(3) Return on average common equity is calculated as net income (loss) available to common shareholders divided by average common equity.

                          PEOPLES BANCORPORATION, INC.
                           CONSOLIDATED FINANCIAL DATA
                                   (Unaudited)

                                                           December       September        June           March           December
                                                              31,             30,           30,             31,              31,
Asset Quality Data                                           2009            2009          2009            2009             2008
------------------                                           ----            ----          ----            ----             ----
Nonperforming loans
  Non-accrual loans ................................     $   14,881      $   20,153      $   17,746      $   14,056      $   16,950
  Past due loans 90 days + and still accruing ......              -             214               -               -               -
                                                         ----------      ----------      ----------      ----------      ----------
     Total nonperforming loans .....................         14,881          20,367          17,746          14,056          16,950
  Other real estate owned ..........................         11,488          10,073           3,919           4,921           5,428
                                                         ----------      ----------      ----------      ----------      ----------
     Total nonperforming assets ....................     $   26,369      $   30,440      $   21,665      $   18,977      $   22,378
                                                         ==========      ==========      ==========      ==========      ==========

Net charge-offs for quarter ended ..................     $    1,276      $    2,481      $      678      $    2,309      $    3,353

Nonperforming assets as a percentage of
  total loans and other real estate ................           6.85%           7.73%           5.50%           4.78%           5.54%
Nonperforming assets to total assets ...............           4.74%           5.56%           4.00%           3.37%           4.00%
Allowance for loan losses to nonperforming loans ...          49.94%          36.12%          44.00%          54.16%          54.38%
Allowance for loan losses to total
  loans outstanding ................................           1.99%           1.92%           2.00%           1.94%           2.31%
Quarterly net charge-offs to total
  loans outstanding ................................           0.34%           0.65%           0.17%           0.59%           0.84%

Capital Ratios
  Total Capital (to risk-weighted assets) ..........          14.29%          14.03%          14.18%          10.95%          10.77%
  Tier 1 Capital (to risk-weighted assets) .........          13.03%          12.78%          12.92%           9.70%           9.49%
  Tier 1 Capital (to average assets) ...............           9.50%           9.65%           9.74%           7.27%           7.33%